December 10, 1999

ELECTRONIC SUBMISSION - VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Supplement to ESC Strategic Funds, Inc.
                  Registration Nos. 33-72190 and 811-8166

Ladies and Gentlemen:

Transmitted herewith for filing by electronic submission on behalf of the ESC Strategic Funds, Inc. pursuant to Rule 497(e) under the Securities Act of 1933 and Regulation ST, is a Supplement dated December 10, 1999 to the Prospectus dated July 30, 1999 relating to the potential reorganization of the ESC Strategic Funds, Inc. into the STI Classic Funds, Inc.

Very truly yours,

/s/ Paige C. Hodgin

Paige C. Hodgin
Secretary of the ESC Strategic Funds, Inc.


cc:   Joe Fleming, Esq.


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                            ESC Strategic Funds, Inc.

                            Supplement to Prospectus
                               Dated July 30, 1999

         On December 9, 1999 the Board of Directors of the ESC Strategic Funds, Inc. approved the reorganization of the five series of the ESC Strategic Funds, Inc. into various series of the STI Classic Funds, subject to shareholder approval. Pursuant to the reorganization, STI Small Cap Growth Stock Fund would acquire the assets and liabilities of ESC Strategic Small Cap Fund and ESC Strategic Small Cap II Fund, STI International Equity Fund would acquire the assets and liabilities of ESC Strategic International Equity Fund and STI Growth and Income Fund would acquire the assets and liabilities of ESC Strategic Appreciation Fund. The assets and liabilities of ESC Strategic Income Fund would be transferred into a newly created series of the STI Classic Funds. Upon completion of the reorganization, shares of each applicable STI Classic Fund would be distributed to the shareholders of the corresponding ESC Strategic Fund.

         A Proxy Statement/Prospectus relating to the reorganization is expected to be mailed to ESC Strategic Funds shareholders in January 2000. Shareholders of each ESC Strategic Fund will be asked to consider the reorganization transaction for that Fund at a Special Meeting of Shareholders, which is expected to be held in March 2000.

December 10, 1999